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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 14, 2002 (January 9,
                                                   ----------------------------
2002)
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Conestoga Enterprises, Inc.
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(Exact name of registrant as specified in its charter)

Pennsylvania                           33-30715              23-256-5087
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(State or other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)        Identification No)

202 East First Street, Birdsboro, Pennsylvania                   19508
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(Address of principal executive officers)                      (Zip Code)

Registrant's telephone number, including area code       610-582-8711
                                                   -----------------------------

                                Not applicable
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        (Former name or former address, if changed since last report.)
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Item 5. Other Events.

          On January 9, 2002, Conestoga Enterprises, Inc. ("Conestoga"), D&E Communications, Inc. ("D&E") and D&E Acquisition Corp., a wholly-owned subsidiary of D&E ("D&E Acquisition") entered into an Amended and Restated Agreement and Plan of Merger (the "Amended Agreement")which amended certain provisions of the November 21, 2001 Agreement and Plan of Merger entered into among Conestoga, D&E and D&E Acquisition Corp. The Amended Agreement provides for the merger of Conestoga with D&E Acquisition, with the survivor of the merger becoming a wholly-owned subsidiary of D&E.

     The Amended Merger Agreement is attached to this Form 8-K as Exhibit 2.1.

Item 7.   Financial Statements and Exhibits

          (a) Financial Statements of Business Acquired

              N/A

          (b) Pro Forma Financial Information

              N/A

          (c) Exhibits

          2.1 Amended and Restated Agreement and Plan of Merger, dated January 9, 2002, among D&E Communications, Inc., D&E Acquisition Corp. and Conestoga Enterprises, Inc.

                                                                               2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CONESTOGA ENTERPRISES, INC.

                                                By:   /s/ Albert H. Kramer
                                                   -------------------------
                                                Name:  Albert H. Kramer
                                                Title: President

Date: January 11, 2002

                                                                               3
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     Pursuant to Item 7(c) of Form 8-K, Conestoga hereby files the following exhibits in accordance with Item 601 of Regulation S-K:


Number                   Title
------                   -----
2.1                      Amended and Restated Agreement and Plan of Merger,
                         dated January 9, 2002, among D&E Communications, Inc.,
                         D&E Acquisition Corp. and Conestoga Enterprises, Inc.

                                                                               4
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                                 EXHIBIT INDEX
                                 -------------

                                                                     Page Number
                                                                     in Manually
                                                                 Signed Original
                                                                 ---------------


2.1 Amended and Restated Agreement and Plan of Merger, dated January 9, 2002, among D&E Communications, Inc., D&E
          Acquisition Corp. and Conestoga Enterprises, Inc.

                                                                               5